SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                        Date of Report: December 9, 1996



                              WASTE RECOVERY, INC.
             (Exact Name of Registrant as Specified in its Charter)




          TEXAS                                          75-1833498
         (State or Other Jurisdiction of    (I.R.S. Employer Identification No.)
         Incorporation or Organization)



         309 S. PEARL EXPRESSWAY, DALLAS, TX                 75201
         (Address of Principal Executive Offices)         (Zip Code)



                                 (214) 741-3865
              (Registrant's Telephone Number, Including Area Code)

Item 2.  Acquisition or Disposition of Assets.


On December 9, 1996, Waste Recovery, Inc. (the "Registrant"), through its wholly-owned subsidiary, New U.S. Tire Recycling Corp., consummated the acquisition of U.S. Tire Recycling Partners, L.P. ("UST"). New U.S. Tire Recycling Corp. acquired by merger Bodner/Greenstein Capital Holdings, Inc. and Tirus, Inc. and the interests in Tirus Associates, L.L.C. from Environmental Venture Fund, L.P. and Argentum Capital, L.P., thereby resulting in the transfer of all of the partnership interests of UST. The consideration paid by New U.S. Tire Recycling Corp. in the transaction consisted of approximately 3.2 million newly issued unregistered shares of Common Stock of the Registrant, and $1,850,000 of convertible subordinated debt of the Registrant. The interests were acquired pursuant to the terms of an Agreement and Plan of Reorganization dated as of September 30, 1996. The Registrant will continue use of the assets acquired in substantially the same manner as UST has in the past.

On December 16, 1996, the Registrant, through its subsidiary Waste Recovery-Illinois, L.L.C., consummated the acquisition from Riverside Caloric Co. ("RCC") of its 55% interest in the Waste Recovery-Illinois general partnership, in which the Registrant held the remaining 45% interest. The partnership interest was acquired pursuant to the terms of an acquisition agreement dated December 16, 1996, between RCC, the Registrant, and Waste Recovery-Illinois, L.L.C. The partnership interest was acquired in exchange for
1.1 million newly issued unregistered shares of Common Stock of the Registrant. Waste Recovery-Illinois operates two facilities in Illinois that process scrap tires into tire-derived fuel.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         a.       Financial Statements.


                  It is impracticable to file the financial statements required by Item 7(a) with the initial filing of this Report on Form 8-K. Such financial statements will be filed by amendment to this Report as soon as practicable within 60 days after the required filing date for this Report.

         b.       Pro Forma Financial Information.


                  It  is   impracticable   to  file  the  pro  forma   financial
         information required by Item 7(b) with the initial filing of this Report on Form 8-K. Such pro forma financial information will be filed by amendment to this Report as soon as practicable within 60 days after the required filing date for this Report.

         c.       Exhibits.


                  1.1 Agreement and Plan of Reorganization dated as of the 30th day of September, 1996 by and among Waste Recovery, Inc., New U.S. Tire Recycling Corp., U.S. Tire Recycling Partners, L.P., Bodner/Greenstein Capital Holdings, Inc., Tirus, Inc., Tirus Associates, L.L.C., Environmental Venture Fund, L.P., Argentum Capital, L.P., and Certain Shareholders.

                  1.2 Partnership Purchase Agreement dated as of December 16, 1996, between Riverside Caloric Company, Waste Recovery, Inc., and Waste Recovery-Illinois, L.L.C.

                  1.3      Press Release issued December 2, 1996.

                  1.4      Press Release issued December 20, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WASTE RECOVERY, INC.

DATE:  December 20, 1996                   /S/  THOMAS L. EARNSHAW
                                           --------------------------------
                                  By:      Thomas L. Earnshaw
                                           President and Chief Executive Officer
                                          (Principal Executive Officer)

                                  EXHIBIT INDEX

Exhibit
Number                         Description                               Page

1.1        Agreement  and Plan of  Reorganization  dated as of the
           30th day of  September,  1996 by and among Waste
           Recovery,  Inc.,  New U.S. Tire Recycling  Corp.,  U.S.
           Tire  Recycling   Partners,   L.P.,   Bodner/Greenstein
           Capital Holdings,  Inc., Tirus, Inc., Tirus Associates,
           L.L.C.,  Environmental  Venture  Fund,  L.P.,  Argentum       7
           Capital, L.P., and Certain Shareholders.                    --------

1.2        Partnership  Purchase  Agreement dated as of December 16,
           1996, between Riverside Caloric Company, Waste                72
           Recovery,  Inc., and Waste Recovery-Illinois, L.L.C.        --------
                                                                         84
1.3        Press Release issued December 2, 1996.                      --------
                                                                         85
1.4        Press Release issued December 20, 1996.                     --------